ING Mayflower Trust

ING International Value Fund (“Fund”)

Supplement dated April 15, 2008

to the Class A, Class B and Class C Prospectus,

the Class I, Class Q and Class W Prospectus, and the Class A, Class B, Class C,

Class I, Class O, Class Q and Class W
Statement of Information

each dated February 29, 2008

On March 27, 2008, the Board of Trustees of ING Mayflower Trust approved the addition of ING Investment Management Co. (“ING IM”) as a second sub-adviser to the Fund and subsequent changes to the Fund’s principal investment strategies. A proxy statement discussing the addition of the second sub-adviser is expected to be mailed to shareholders on or about May 13, 2008. If shareholders approve the appointment of ING IM as an additional sub-adviser to the Fund, it is expected that the Fund will re-open to purchases by existing and new shareholders in the third quarter of 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE